SECOND AMENDMENT TO $200,000,000 AMENDED
                          AND RESTATED CREDIT AGREEMENT

         SECOND AMENDMENT TO $200,000,000 AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 3rd day of July, 1998 and entered into among GCI HOLDINGS, INC., an Alaskan corporation (herein, together with its successors and assigns, called the "Borrower"), the Lenders (as defined in the Credit Agreement as defined below), NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), a national banking association, as Administrative Agent for itself and the Lenders (the "Administrative Agent"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent and TD SECURITIES (USA), INC. as Syndication Agent.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into a $200,000,000 Amended and Restated Credit Agreement, dated November 14, 1997, as amended by that certain Consent and First Amendment, dated January 27, 1998 (as amended and as further amended, restated or otherwise modified from time to time, the "Credit Agreement") and a $50,000,000 Amended and Restated Credit Agreement, dated as of November 14, 1997 (as amended by that certain Consent and First Amendment, dated January 27, 1998 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof and as further amended, restated or otherwise modified from time to time, the "Revolver/Term Credit Agreement");

         WHEREAS, the Borrower has requested that, among other things, certain financial covenants of the Credit Agreement be amended;

         WHEREAS, the Lenders, the Administrative Agent and the Borrower have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

         SECTION 1.  Definitions.

         (a) In General. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         (b) Definition of Operating Cash Flow. The definition of "Operating Cash Flow" in Article I of the Credit Agreement is amended and restated in its entirety as follows:

                  "Operating Cash Flow" means, for the Borrower and the Restricted Subsidiaries, for any period, determined in accordance with GAAP, the consolidated net income (loss) for such period taken as a single accounting period, excluding extraordinary gains and losses, plus the sum of the following amounts for such period to the extent included in the determination of such consolidated net income: (a) depreciation expense, (b) amortization expense and other non-cash charges reducing income, (c) Net Total Interest Expense, (d) cash income tax expense for the Borrower and Restricted Subsidiaries, (e) deferred income Taxes for the Borrower and Restricted Subsidiaries, plus (f) for the fiscal quarter in which the Borrower purchases the transponders pursuant to that certain Transponder Purchase Agreement for Galaxy X, dated August 24, 1995, among GCI Communication Corp. and Hughes Communications Galaxy, Inc., now held by PanAmSat Corp., as assignee, and that certain Transponder Service Agreement, dated August 24, 1995, among General Communication Corp. and Hughes Communications Satellite Services, Inc. (the "Galaxy X Transponders"), now held by PanAmSat Corp., as assignee, the annualized amount of economic savings of the Borrower resulting from the Borrower's direct purchase of such Galaxy X Transponders instead of leasing such Galaxy X Transponders from GCI Satellite Co., Inc. and leasing transponders from other providers; provided, the calculation is made after giving effect to acquisitions and dispositions of assets of the Borrower or any Restricted Subsidiary during such period as if such transactions had occurred on the first day of such period.

         (c) Addition of definition of "Year 2000 Compliant" . The following definition of "Year 2000 Compliant" shall be added in alphabetical order to
Article I of the Credit Agreement:

                  "Year 2000 Compliant" means, with respect to a Person, that all computer hardware and software that are material to the business and operations of such Person will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, including functions with respect to any leap year.

         SECTION 2. Addition of Section 5.19. The following Section 5.19 shall be added to the end of Article V of the Credit Agreement:

                  5.19     Year 2000 Compliance.

                  (a) The Borrower has (i) undertaken a detailed review and assessment of all areas within its business and operations that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer hardware and software used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (including recognizing and performing properly date-sensitive functions in leap years)), (ii) developed a detailed plan, timeline and budget for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable and budget. The aggregate costs to and charges by the Borrower related to the Year 2000 Problem and being Year 2000 Compliant shall not exceed an amount which could result in a Material Adverse Change.

                  (b) The Borrower is in the process of making inquiry of each of its key suppliers, vendors and customers as to whether such Person will on a timely basis be Year 2000 Compliant in all material respects. "Key suppliers, vendors and customers" refers to those suppliers, vendors and customers of the Borrower the business failure of which could result in a Material Adverse Change.

         SECTION 3. Addition of Section 6.17. The following Section 6.17 shall be added to the end of Article VI of the Credit Agreement:

                  6.17 Year 2000 Compliance. The Borrower will promptly notify the Administrative Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not be reasonably expected to cause a Material Adverse Change.

         SECTION 4. Amendment to Section 7.01(a). Section 7.01(a) in Article VII of the Credit Agreement is amended and restated in its entirety to read as follows:


         (a) Total Leverage Ratio. At all times during the term hereof, the Total Leverage Ratio shall not be greater during the following time periods than the ratio set forth opposite such time periods:

                      Time Period                             Maximum Ratio
                      -----------                             -------------
                  From the Closing Date
                  through December 31, 1998                   7.00 to 1.00

                  January 1, 1999 through
                  March 31,1999                               6.50 to 1.00

                  April 1, 1999 through
                  December 31, 1999                           6.00 to 1.00

                  January 1, 2000
                  and thereafter                              5.50 to 1.00

         SECTION 5. Amendment to Section 7.01(e). Section 7.01(e) in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

                  (e) Fixed Charges Coverage Ratio. Commencing January 1, 2001, and at all times thereafter during the term hereof, the Fixed Charges Coverage Ratio shall not be less during the following time periods than the ratio set forth opposite such time periods:

                Time Period                                  Minimum Ratio
                -----------                                  -------------
         From January 1, 2001 through
         March 31, 2003                                      1.00 to 1.00

         April 1, 2003 and thereafter                        1.05 to 1.00

         SECTION 6. Amendment to Section 7.01(f). Section 7.01(f) in Article VII of the Credit Agreement is amended and restated in its entirety as follows:

                  (f) Capital Expenditures. Capital Expenditures (not including any Galaxy X Transponder (as defined in the definition of Operating Cash Flow) purchases) paid or incurred by the Borrower and the Restricted Subsidiaries shall not exceed, in the aggregate, the following amounts during the following years, provided that, any unused portion for any such year may be used during the following fiscal year only (but not thereafter):

                  Fiscal Year                                    Maximum Amount
                  -----------                                    --------------
                  1998                                           $90,000,000
                  1999                                           $80,000,000
                  2000                                           $90,000,000
                  2001 and thereafter                            Not Applicable

         SECTION 7. Amendment to Section 7.10. Section 7.10 in Article VII of the Credit Agreement is amended by deleting the "and" before subparagraph (h) thereof, removing the period at then of such Section 7.10 and substituting ", and" for such period, and adding the following subparagraph (i) at the end thereof:

         (i) so long as (A) there is no Default or Event of Default both before and after giving effect to such Investment or acquisition, (B) for any such acquisition or Investment by the Borrower for which payment is made by issuance of Capital Stock of the Borrower for 95% or more of the purchase price, such acquisition or Investment must be in a Person that has four full fiscal quarters historical positive cash flow, (C) if the Capital Stock or assets to be acquired are in a related business in which the Borrower is not currently in, the Borrower provides the Lenders with pro forma projections for such related business, (D) all such Investments and acquisitions are in existing markets of the Borrower and its Restricted Subsidiaries, and (E) all such assets and

         Properties, including Capital Stock, purchased by the Borrower or any Restricted Subsidiary of the Borrower, shall be subject to first and prior perfected Liens (except for Permitted Liens) in favor of the Administrative Agent and the Lenders securing the Obligations in form and substance substantially identical to the existing collateral documentation, Investments of Capital Stock or acquisitions of assets of Persons engaged in the Borrower's existing lines of business or businesses related thereto not in excess of $5,000,000 in the aggregate for the cash portion for all such Investments or acquisitions, provided that, such $5,000,000 cash portion amount may be increased to $20,000,000 in the aggregate, if the Total Leverage Ratio is less than
         5.00 to 1.00 both before and after giving effect to any such Investment or acquisition.

         SECTION 8. Amendment to Section 8.01. Section 8.01 in Article VIII of the Credit Agreement is amended by deleting the "or" before subparagraph (w), deleting the period at the end of subparagraph (w) and substituting ", or" instead, and adding the following subparagraph (x):

                  (x)      The Borrower shall fail to be Year 2000 Compliant.

         SECTION 9. Replacement of Schedule 1.01B. Schedule 1.01B to the Credit Agreement shall be deleted in its entirety and Schedule 1.01B attached to this Second Amendment shall be substituted in its stead.

         SECTION 10. Conditions Precedent. This Second Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Borrower taken in connection with this Second Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and the Borrower has satisfied the following conditions:

                  (a) the Borrower shall have delivered to the Administrative Agent a loan certificate of the Borrower certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Second Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Second Amendment will not cause a Default or Event of Default, (iii) as to resolutions authorizing the Borrower to execute, deliver and perform this Second Amendment and all Loan Papers and other documents and instruments delivered or executed in connection with this Second Amendment, (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Second Amendment by the date hereof and (v) that it has received all consents, amendments and waivers from all Persons necessary or required, if any, to (A) enter into this Amendment or (B) effectuate the amendments set forth above, including, without limitation, under the Indenture and related documentation and under the AUSP Credit Agreement and related documentation;

                  (b) the Borrower shall have delivered to the Administrative Agent and Lenders legal opinions from counsel to the Borrower and its Restricted Subsidiaries regarding this Second Amendment and such other matters as reasonably requested by Special Counsel, including, without limitation, opinions regarding the waivers, consents and amendments in connection with the Indenture and AUSP Credit Agreement, and the related agreements; and

                  (c) the Borrower shall have delivered such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby.

         SECTION 11. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Second Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

         SECTION 12. Covenants. The Borrower covenants that prior to or simultaneous with any purchase of any Galaxy X Transponder (as defined in the definition of Operating Cash Flow) by the Borrower or any Restricted Subsidiary of the Borrower, the Borrower shall have delivered to the Administrative Agent all agreements, documents, certificates and information requested by the Administrative Agent to effectively grant the Administrative Agent on behalf of Lenders a first and prior Lien and security interest in the Galaxy X Transponders owned and to be owned by the Borrower and/or its Restricted Subsidiaries.

         SECTION 13. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 14. Counterparts. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 15. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

         SECTION 16. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE BORROWER IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 17. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


================================================================================

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

         IN WITNESS WHEREOF, this Second Amendment to Amended and Restated Credit Agreement is executed as of the date first set forth above.

                                       GCI HOLDINGS, INC.


                                       /s/
                                       By: John M. Lowber
                                       Its: Secretary/Treasurer



                                       NATIONSBANK, N.A. (successor by merger to NationsBank of Texas, N.A.), Individually as a Lender and as Administrative Agent


                                       /s/
                                       By: Whitney Busse
                                       Its: Vice President



                                       CREDIT  LYONNAIS  NEW  YORK  BRANCH,   as
                                       Documentation Agent and Individually as a Lender


                                       /s/
                                       By: Mark D. Thorsheim
                                       Its: Vice President



                                       TD SECURITIES (USA), INC., as Syndication
                                       Agent


                                       /s/
                                       By:
                                       Its:






                                       TORONTO    DOMINION    (TEXAS),     INC.,
                                       Individually as a Lender

                                       /s/
                                       By: Debbie A. Greene
                                       Its: Vice President


                                       COBANK, ACB, Individually as a Lender


                                       /s/
                                       By: Teresa L. Fountain
                                       Its: Assistant Corporate Secretary


                                       By:
                                       Its:



                                       BANQUE PARIBAS, Individually as a Lender


                                       /s/
                                       By: Thomas Brandt
                                       Its: Director


                                       /s/
                                       By: Parlynn Ernst
                                       Its: Asst. Vice President


                                       GENERAL  ELECTRIC  CAPITAL   CORPORATION,
                                       Individually as a Lender


                                       /s/
                                       By: Edward Smith Christie
                                       Its: Manager-Operations






                                       THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                       LOS  ANGELES  AGENCY,  Individually  as a
                                       Lender

                                       /s/
                                       By: Noboru Akahane
                                       Its: Deputy General Manager



                                       UNION   BANK   OF    CALIFORNIA,    N.A.,
                                       Individually as a Lender



                                       /s/
                                       By: Sonia L. Isaacs
                                       Its: Vice President



                                       BANK OF HAWAII, Individually as a Lender



                                       /s/
                                       By: Elizabeth O. MacLean
                                       Its: Vice President



                                       THE BANK OF NEW YORK,  Individually  as a
                                       Lender



                                       /s/
                                       By: Gerry Granovsky
                                       Its: Vice President






                                       BANQUE NATIONALE DE PARIS, Individually as a Lender

                                       /s/
                                       By: Serge Desrayaud
                                       Its: Vice President


                                       /s/
                                       By: Marcus C. Jones
                                       Its: Vice President



                                       CITY  NATIONAL  BANK,  Individually  as a
                                       Lender



                                       /s/
                                       By: Rod Bollins
                                       Its: Vice President



                                       FIRST    NATIONAL   BANK   OF   MARYLAND,
                                       Individually as a Lender



                                       /s/
                                       By: Christopher L. Smith
                                       Its: Vice President


                                       FLEET  NATIONAL BANK,  Individually  as a
                                       Lender


                                       /s/
                                       By: Chris Swindell
                                       Its: Vice President



                                       THE  FUJI  BANK,  LIMITED,   LOS  ANGELES
                                       AGENCY, Individually as a Lender


                                       /s/
                                       By: Masahito Fukuda
                                       Its: Joint General Manager

                                       THE SUMITOMO BANK, LIMITED, Individually as a Lender


                                       /s/
                                       By: John C. Kissinger
                                       Its: Joint General Manager



                                       NATIONAL BANK OF ALASKA, Individually as a Lender


                                       /s/
                                       By: Patricia Jelley Benz
                                       Its: Vice President

                                 SCHEDULE 1.01B

                  AUSP FINANCING AGREEMENTS; PROJECT AGREEMENTS

         Credit and Security Agreement dated as of January 27, 1998, among Alaska United Fiber System Partnership as Borrower, and the Lenders referred to therein, and Credit Lyonnais New York Branch as Administrative Agent, NationsBank of Texas, N.A. as Syndication Agent and TD Securities (USA) Inc. as Documentation Agent.

         Completion Guaranty dated as of January 27, 1998, by GCI Holdings, Inc., as Guarantor in favor of Credit Lyonnais New York Branch as Administrative Agent for the Lenders referred to therein.

         Subordination Agreement dated as of January 27, 1998, among Alaska United Fiber System Partnership, GCI Holdings, Inc., GCI Transport Co., Inc., and Credit Lyonnais New York Branch as Administrative Agent for the Lenders referred to therein.

         Operation and Maintenance Contract dated as of January 27, 1998, between Alaska United Fiber System Partnership and GCI Communication Corp.

         Depositary Agreement dated as of January 27, 1998, between Alaska United Fiber System Partnership and Credit Lyonnais New York Branch as Administrative Agent for the Lenders referred to therein.

         Intercompany Notes by Alaska United Fiber System Partnership to the GCI Holdings, Inc.

         Lease Agreement dated as of January 27, 1998, between GCI Communication Corp. as Lessee, and Alaska United Fiber System Partnership as Lessor.

         Lease Guaranty Agreement dated as of January 27, 1998, among GCI Holdings, Inc., Alaska United Fiber System Partnership and Credit Lyonnais New York Branch as Administrative Agent.

         Operating Keep Well Agreement dated as of January 27, 1998, among GCI Holdings, Inc., Alaska United Fiber System Partnership, and Credit Lyonnais New York Branch as Administrative Agent.

         Subordination Agreement dated as of January 27, 1998, among GCI Cable, Inc., Credit Lyonnais New York Branch, as Administrative Agent under the AUSP Credit Agreement, and NationsBank of Texas, N.A., as Administrative Agent.

         Subordination Agreement dated as of January 27, 1998, among Alaska United Fiber System Partnership, Credit Lyonnais New York Branch, as Administrative Agent under the AUSP Credit Agreement, and NationsBank of Texas, N.A., as Administrative Agent.